UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 28, 2018

Group 1 Automotive, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13461	76-0506313
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

800 Gessner, Suite 500, Houston, Texas		77024
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-647-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2018, Group 1 Automotive, Inc., a Delaware corporation (the "Company"), announced the appointment of Darren Guiver, 49, to the position of Managing Director, UK Operations. Mr. Guiver has worked for the Company in the UK since February 2016 following the sale of his dealer group, Spire Automotive, to the Company. In his new role, Mr. Guiver will report directly to Earl Hesterberg, the Company's President and Chief Executive Officer.

Mr. Guiver served as Managing Director of Spire Automotive Limited from 2006 to 2016 when he joined the Company. Mr. Guiver holds a BSc degree in Retail Automotive Management.

Mr. Guiver’s base salary for 2018 is £250,000 in cash compensation for his services as Managing Director, UK Operations. His potential bonus opportunity is £200,000. In addition, Mr. Guiver receives a vehicle allowance and is eligible to participate in our health and welfare benefits which are provided to all full-time employees.

In 2016, the Company purchased Spire Holdings Limited ("Spire"), which owns Spire Automotive Limited, a dealership group located in the UK. At the time of acquisition, Mr. Guiver owned a majority percentage of Spire. Mr. Guiver is a co-founder of Spire Bricks and Mortar Limited ("SBML"), a limited company formed for the purpose of owning and/or leasing real estate. The Company leases dealership sites at market rates from SBML.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01 Other Events.

In addition, on February 28, 2018, the Company announced the acquisition of five Mercedes-Benz franchises and three Smart franchises from Robinsons Motor Group, a large UK-based automotive retailer. The dealerships are located northeast of London in Suffolk and East Anglia.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release of Group 1 Automotive, Inc. dated as of February 28, 2018.

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Group 1 Automotive, Inc. dated as of February 28, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Group 1 Automotive, Inc.

March 6, 2018	By:	/s/ Darryl M. Burman

Name: Darryl M. Burman
Title: Senior Vice President

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